BNY/IVY MULTI-STRATEGY HEDGE FUND LLC
                                  (the "Fund")

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints Joseph Murphy, Guy Nordahl, Nick Patnaik, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign any Registration Statement on Form N-2 of the Fund, and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

            Each of the undersigned hereby executes this Power of Attorney as of this 23rd day of July, 2008.

           SIGNATURE                                 TITLE
----------------------------------      ----------------------------------

/s/ Robert J. Dwyer                                 Manager
----------------------------------
Robert J. Dwyer


/s/ Newton P.S. Merrill                             Manager
----------------------------------
Newton P.S. Merrill

/s/ Arthur Williams                                 Manager
----------------------------------
Arthur Williams

/s/ Rodney Yanker                                   Manager
----------------------------------
Rodney Yanker

                      BNY/IVY MULTI-STRATEGY HEDGE FUND LLC
                                  (the "Fund")

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints Joseph Murphy, Steven Anderson and Nick Patnaik, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign any Registration Statement on Form N-2 of the Fund, and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

            Each of the undersigned hereby executes this Power of Attorney as of this 14th day of January, 2009.

           SIGNATURE                                 TITLE
----------------------------------      ----------------------------------

/s/ Robert Bowen                                    Manager
----------------------------------
Robert Bowen


/s/ Carla Hunter                                    Manager
----------------------------------
Carla Hunter